Exhibit 10.1

Execution Version

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) dated as of May 23, 2013 is by and between Atwood Oceanics, Inc., a Texas corporation (the “Company”), and Helmerich & Payne International Drilling Co., a Delaware corporation (the “Seller”).

WHEREAS, the Seller owns an aggregate of 8,000,000 shares of common stock, par value $1.00 per share, of the Company (the “Common Stock”);

WHEREAS, the Seller desires to sell to the Company, and the Company desires to purchase from the Seller, an aggregate of 2,000,000 shares of Common Stock (the “Shares”).

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF COMMON STOCK; CLOSING

Section 1.1 Purchase and Sale of Common Stock. On the basis of the representations and warranties contained herein and upon the terms and subject to the conditions hereof, at the Closing (as defined below), the Seller hereby agrees to sell to the Company, and the Company hereby agrees to purchase from the Seller, the Shares, free and clear of all Liens (as defined below), at a price per share of $53.53 (the “Per Share Price”).

Section 1.2 Closing.

(a) Subject to the satisfaction or waiver of the conditions set forth in Section 1.2(b), the closing of the purchase of the Shares by the Company (the “Closing”) shall occur on June 13, 2013, unless the parties shall mutually agree on an alternative date. The date of the Closing is referred to as the “Closing Date.” At the Closing, (i) the Seller shall (A) deliver to Continental Stock Transfer & Trust Company, the transfer agent and registrar for the Common Stock (the “Transfer Agent”), a stock power with respect to the Shares and (B) cause the Shares to be delivered to the Company’s account maintained by the Transfer Agent in accordance with the procedures of the Depository Trust Company, and (ii) the Company shall pay to the Seller the Per Share Price for each Share (equal to $107,060,000 in the aggregate) by wire transfer of immediately available funds to an account designated in advance in writing by the Seller.

(b) The respective obligations of the Seller, on the one hand, and the Company, on the other, to consummate the Closing shall be subject to the satisfaction or waiver of the following conditions as of the Closing Date: (i) the representations and warranties of the other party contained herein shall be true and correct in all material respects and (ii) there shall not be (A) any law, rule or regulation that is in effect and renders the performance of this Agreement or the consummation of any of the transactions contemplated by this Agreement illegal, (B) any injunction or other order that is in effect and prohibits the performance of this Agreement or the consummation of any of the transactions contemplated by this Agreement or (C) pending any proceeding by any governmental body seeking to restrain, preclude, enjoin, prevent or otherwise prohibit the performance of this Agreement or the consummation of any of the transactions contemplated by this Agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Company on the date hereof and as of the Closing Date as follows:

Section 2.1 Existence and Power. The Seller has been duly formed and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with the requisite corporate power and authority to execute and deliver this Agreement and consummate the transactions and perform each of its obligations contemplated hereby.

Section 2.2 Authority; Enforceability. The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the transactions and the performance by the Seller of each of its obligations contemplated hereby have been duly and properly authorized by all necessary corporate action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller, enforceable against it in accordance with its terms, except as the enforceability thereof may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors’ rights generally from time to time in effect and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Section 2.3 Ownership of the Shares. The Seller is the record and beneficial owner of the Shares. All of the Shares are held free and clear of all mortgages, pledges, security interests, liens, claims, encumbrances, equities or other restrictions (collectively, “Liens”). Upon payment for the Shares in accordance with the terms and conditions of this Agreement, the Company will acquire good and valid title to the Shares free and clear of all Liens.

Section 2.4 No Conflicts. The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the transactions and the performance by the Seller of its obligations contemplated hereby (a) do not conflict with or violate (whether with or without notice or a lapse of time or both), require the consent of any Person (as defined below) to or otherwise result in a material detriment to the Seller under its organizational documents or any agreement to which it is a party or any law or order applicable to it, in each case in a manner that could reasonably be expected to materially hinder or impair the completion of any of the transactions contemplated hereby; and (b) do not impose any penalty or other onerous condition on the Seller that could reasonably be expected to materially hinder or impact the completion of any of the transactions contemplated hereby. As used herein, the term “Person” means a natural person, corporation, limited liability company, venture, partnership, trust, unincorporated organization, association or other entity.

Section 2.5 No Consents. No notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval (“consent”) of any Governmental Entity (as defined below) is required in connection with the execution and delivery by the Seller of this Agreement or the consummation by the Seller of the transactions contemplated hereby, except for any such consent the failure of which to be made or obtained has not impaired and could not reasonably be expected to impair the ability of the Seller to perform its obligations under this Agreement in any material respect. As used herein, the term “Governmental Entity” means any agency, bureau, commission, authority, department, official, political subdivision, tribunal or other instrumentality of any government, whether (i) regulatory, administrative or otherwise, (ii) federal, state or local or (iii) domestic or foreign.

Section 2.6 Sophisticated Investor. The Seller (a) has the requisite knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions contemplated herein, (b) has adequate information and has made its own independent investigation and evaluation to the extent it deems necessary or appropriate concerning the properties, business and financial condition of the Company to make an informed decision regarding the sale of the Shares pursuant to this Agreement and (c) based on such knowledge, sophistication, experience and information, has evaluated the risks and merits of the transactions contemplated herein, such decision being independently made by the Seller without reliance upon any representation or warranty of the Company to the Seller, except for those expressly made herein.

Section 2.7 Non-Public Information. The Seller acknowledges that the Company may currently possess, or may be deemed to possess, non-public information with respect to the Shares. The Seller waives its right to assert and releases any claims it may have against the Company for non-disclosure of the non-public information.

Section 2.8 No Broker. All negotiations relating to this Agreement or the transactions contemplated hereby for the benefit of the Seller have been carried on by the Seller in such a manner as not to give rise to any valid claim against the Company (by reason of Seller’s actions) for any brokerage commission, finder’s fee, financial advisory fee or other like payment to any Person.

Section 2.9 Per Share Price. On or about the date hereof, the Seller has agreed to sell an additional 2,000,000 shares of Common Stock in a transaction with Goldman, Sachs & Co. under Rule 144 under the Securities Act of 1933 (the “Rule 144 Sale”), and the Per Share Price under this Agreement is equal to the per share price that the Seller expects to receive in the Rule 144 Sale plus $0.10 per share.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Seller on the date hereof and as of the Closing Date as follows:

Section 3.1 Existence and Power. The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Texas, with the requisite corporate power and authority to execute and deliver this Agreement and consummate the transactions and perform each of its obligations contemplated hereby.

Section 3.2 Authority; Enforceability. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions and the performance by the Company of its obligations contemplated hereby have been duly and properly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors’ rights generally from time to time in effect and general principles of equity (regardless of whether considered in a proceeding in equity or at law).

Section 3.3 No Conflicts. The execution and delivery of this Agreement by the Company and the consummation of the transactions and the performance of the obligations contemplated hereby (a) do not conflict with or violate (whether with or without notice or a lapse of time or both), require the consent of any Person to or otherwise result in a material detriment to the Company under its organizational documents or any agreement to which it is a party or any law or order applicable to it, in each case in a manner that could reasonably be expected to materially hinder or impair the completion of any of the transactions contemplated hereby; and (b) do not impose any penalty or other onerous condition on the Company that could reasonably be expected to materially hinder or impact the completion of any of the transactions contemplated hereby.

Section 3.4 No Consents. No consent of any Governmental Entity is required in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for any such consent the failure of which to be made or obtained has not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement in any material respect.

Section 3.5 No Broker. All negotiations relating to this Agreement or the transactions contemplated hereby for the benefit of the Company have been carried on by the Company in such a manner as not to give rise to any valid claim against the Seller (by reason of the Company’s actions) for any brokerage commission, finder’s fee, financial advisory fee or other like payment to any Person.

ARTICLE 4

GENERAL PROVISIONS

Section 4.1 Notices. All notices, requests and other communications to any party hereunder shall be given:

If to the Seller, to:

Helmerich & Payne International Drilling Co.

1437 South Boulder Avenue

Suite 1400

Tulsa, Oklahoma 74119

Attention:  Steve R. Mackey

Facsimile: (918) 733-2671

with a copy (which shall not constitute notice), to:

Skadden, Arps, Slate, Meagher & Flom LLP

1440 New York Avenue, NW

Washington, DC 20005

Attention:  Pankaj K. Sinha

Facsimile: (202) 393-5760

If to the Company, to:

Atwood Oceanics, Inc.

15835 Park Ten Place Drive

Houston, Texas 77084

Attention:  Walter A. Baker

Facsimile: (281) 492-0345

with a copy (which shall not constitute notice), to:

Baker Botts L.L.P.

910 Louisiana

Houston, Texas 77002

Attention:  Tull R. Florey

Facsimile: (713) 229-2779

Any notice or other communication required or permitted under this Agreement shall be in writing or by telex, telephone or facsimile transmission with subsequent written confirmation, and may be personally served or sent by United States Postal Service or private delivery service and shall be deemed to have been given upon receipt by the party notified. By notice given in accordance with this section to the other party, any party may change its address for the receipt of notices under this Agreement.

Section 4.2 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.3 No Third-Party Beneficiaries; Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted successors, and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Texas, without reference to its conflict of laws principles that would apply the law of any other state.

Section 4.5 Section Headings. The captions and headings appearing at the beginning of the various sections of this Agreement are for convenience of reference only and shall not be given any effect whatsoever in the construction or interpretation of this Agreement.

Section 4.6 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 4.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any party may execute this Agreement by the delivery of a facsimile signature, which signature shall have the same force and effect as an original signature.

Section 4.8 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

ATWOOD OCEANICS, INC.

By:	/s/ Walter A. Baker
Name:	Walter A. Baker
Title:	Vice President, General Counsel and Corporate Secretary

HELMERICH & PAYNE INTERNATIONAL DRILLING CO.

By:	/s/ Steven R. Mackey
Name:	Steven R. Mackey
Title:	Executive Vice President

Signature Page to Stock Purchase Agreement